UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CubeSmart

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1. Election of Trustees: Piero Bussani Jit Kee Chin Dorothy Dowling John W. Fain Jair K. Lynch Christopher P. Marr Deborah Ratner Salzberg John F. Remondi Jeffrey F. Rogatz 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023; 3. To cast an advisory vote to approve our executive compensation; 4. To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation; To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, AND "ONE YEAR" FOR PROPOSAL 4. NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of CUBESMART To Be Held On: May 16, 2023 at 8:00 a.m. at Cubesmart, 5 Old Lancaster Road, Malvern PA 19355 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5-2-2023. Please visit http://investors.cubesmart.com/sec-filings/documents/default.aspx, where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962), or 1-718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.

਍ ANNUAL MEETING OF SHAREHOLDERS OF CUBESMART May 16, 2023 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2023. The proxy statement and 2022 Annual Report to Shareholders are available at http://investors.cubesmart.com/sec-filings/documents/default.aspx Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Trustees: O Piero Bussani O Jit Kee Chin O Dorothy Dowling O John W. Fain O Jair K. Lynch O Christopher P. Marr O Deborah Ratner Salzberg O John F. Remondi O Jeffrey F. Rogatz 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023; 3. To cast an advisory vote to approve our executive compensation; 4. To cast an advisory vote on the frequency of holding an advisory vote on our executive compensation; To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting. If this proxy card is properly executed and returned to the Company, the attorney-in-fact and proxy will vote all of the undersigned's shares entitled to vote on the matters hereon as directed hereon or, where no direction is indicated, the undersigned's vote will be cast FOR each of the matters hereon. The attorney-in-fact and proxy will vote such shares as recommended by the Board of Trustees, or, if no recommendation is given, in his own discretion, with regard to any other matters as may properly come before the meeting, including any proposal to adjourn or postpone the meeting. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES, "FOR" PROPOSALS 2 AND 3, AND "ONE YEAR" FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20933040000000000000 6 051623 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1 YEAR 2 YEARS 3 YEARS ABSTAIN